UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2026

TRANSCODE THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40363	81-1065054
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

TransCode Therapeutics, Inc.

6 Liberty Square, #2382
Boston, Massachusetts 02109

(Address of principal executive offices, including zip code)

(857) 837-3099

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RNAZ	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.08 Shareholder Director Nominations.

TransCode Therapeutics, Inc. (the “Company”) intends to hold its 2026 annual meeting of stockholders (the “2026 Annual Meeting”) on July 2, 2026. The Company has set the close of business on May 28, 2026, as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the 2026 Annual Meeting and any adjournments thereof. The time and location of the 2026 Annual Meeting shall be specified in the Company’s definitive proxy statement on Schedule 14A for the 2026 Annual Meeting.

The Company’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”) was held on August 29, 2025. As the date of the 2026 Annual Meeting will have been changed by more than 30 days from the one-year anniversary of the 2025 Annual Meeting, the Company is informing stockholders of this change in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is informing stockholders of the new dates described below for submitting stockholder proposals and other matters.

Pursuant to Rule 14a-8 of the Exchange Act and the Company’s amended and restated bylaws (the “Bylaws”), a stockholder intending to present a proposal to be included in the proxy statement for the 2026 Annual Meeting must deliver the proposal in writing to the Company’s Secretary at its corporate office for which the address is 6 Liberty Square, #2382, Boston, MA 02109, no later than 5:00 p.m. Eastern Time, June 11, 2026, or the tenth (10th) day following the date of this public announcement of the 2026 Annual Meeting date. In addition to complying with such deadline, stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2026 Annual Meeting must also comply with Delaware law as well as all applicable rules and regulations promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Exchange Act. Any director nominations and stockholder proposals received after such deadline will be considered untimely, will not be considered for inclusion in the proxy materials for the 2026 Annual Meeting, and will not be considered at the 2026 Annual Meeting.

In addition, any stockholder who wishes to make a nomination or introduce an item of business at the 2026 Annual Meeting, other than pursuant to Rule 14a-8 under the Exchange Act, must deliver proper notice in writing to the Company’s Corporate Secretary at our corporate address at 6 Liberty Square, #2382, Boston, MA 02109, not later than the close of business on June 11, 2026.

In addition, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice in writing to the Company’s Corporate Secretary at our corporate address at 6 Liberty Square, #2382, Boston, MA 02109, setting forth the information required by Rule 14a-19 under the Exchange Act no later than the close of business on June 11, 2026.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TransCode Therapeutics, Inc.

Date: June 1, 2026	By:	/s/ Thomas A. Fitzgerald
Thomas A. Fitzgerald
Chief Financial Officer and Secretary